UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 17, 2015

URBAN EDGE PROPERTIES

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-36523	No. 47-6311266
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10106
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On February 17, 2015, Urban Edge Properties (“UE”) issued a press release announcing that Vornado Realty Trust (“Vornado”) announced its fourth quarter 2014 financial results and has filed its Form 10-K for the fiscal year ended December 31, 2014.  As previously announced, Vornado will host a quarterly earnings conference call and an audio webcast on Wednesday, February 18, 2015, at 10:00 a.m. Eastern Time (ET).  Vornado was the parent company of UE until January 15, 2015, when UE completed its separation from Vornado and became an independent public company.  Because Vornado is the former parent company of UE, information that could be of interest to UE shareholders may be present in the fourth quarter 2014 financial results or in the Form 10-K, or may be discussed on the Vornado call.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 or furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Urban Edge Properties, under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)                                           Exhibits.

99.1   Press Release of Urban Edge Properties, dated February 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

By:	/s/ Donald P. Casey
Name:	Donald P. Casey
Title:	General Counsel and Secretary

Date:  February 17, 2015

Exhibit Index

99.1   Press Release of Urban Edge Properties, dated February 17, 2015.